INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

Board of Directors
CCB Financial Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                  KPMG LLP


Greensboro, North Carolina
June 24, 1999